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                                                                      Exhibit 11




                  CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees
BJB Investment Funds

We consent to the use of our report dated December 6, 1996 incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" in the statement of additional information included herein.



                                     KPMG Peat Marwick LLP



Boston, Massachusetts
February 26, 1997